SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K/A

                                (AMENDMENT NO. 1
                                  TO FORM 8-K)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): September 21, 2000
                                                  ------------------

                          Cooperative Bankshares, Inc.
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             (Exact name of registrant as specified in its charter)


North Carolina                      0-24626                    56-1886527
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(State or other jurisdiction       (Commission              (I.R.S. Employer
   of incorporation)               File Number)            Identification No.)

201 Market Street, Wilmington, North Carolina                        28401
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(Address of principal executive offices)                           (Zip code)

Registrant's telephone number, including area code:  (910)343-0181
                                                     -------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4.  CHANGES IN THE REGISTRANT'S CERTIFYING ACCOUNTANT
----------------------------------------------------------

         On September 21, 2000, the Board of Directors of the Registrant dismissed PricewaterhouseCoopers LLP, as its independent accountants. The decision was recommended by the Audit Committee of the Board of Directors and unanimously approved by the Board. The firm of KPMG LLP, Raleigh, North Carolina, has been engaged to perform an audit of the Registrant's financial statements for the fiscal year ending December 31, 2000 and to provide other accounting services.

     PricewaterhouseCoopers LLP's audit reports on Registrant's financial statements as of and for the years ended December 31, 1999 and 1998, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the Registrant's two most recent fiscal years, and for the interim period through September 21, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their report on the financial statements for such years.

         Registrant has provided PricewaterhouseCoopers LLP with a copy of this disclosure and has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements. A copy of PricewaterhouseCoopers LLP 's letter to the Securities and Exchange Commission is being filed as Exhibit 16.1 to this amended report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND OTHER EVENTS
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         Exhibit 16.1 -- Accountant's Letter

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                            COOPERATIVE BANKSHARES, INC.


Date: October 6, 2000                       By:/s/ Frederick Willetts, III
                                               ---------------------------
                                               Frederick Willetts, III
                                               President